EXHIBIT 99.1
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT — October 6, 2005

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
U.S. Gulf of Mexico (12)
Jackups (2)

# Noble Eddie Paul	MLT Class 84-E.R.C. (T)	1976/1995	390’-IC	High Island A-572	Apache	12/2005	*	Anticipate +/- 15 days of downtime in 4Q 2005 and +/- seven days in 3Q 2006 for inspection.

# Noble Tom Jobe	MLT Class 82-SD-C (T) (Z)	1982	250’-IC	South Timbalier 134	Chevron	1/2006	65-66	Chevron has 180-day option. Anticipate +/- seven days of downtime in 10/2005. Rig scheduled for +/- 30 days of downtime in 3Q 2006 and +/- 10 days in 4Q 2006 for upgrades and inspection.

Semisubmersibles (7)

# Noble Paul Romano	Noble EVA 4000TM (T)	1981/1998	6,000’	Green Canyon 518	Anadarko	12/2005	169-171	18-month contract extension with Anadarko from 1/1/2006 @ $324-326. Rig experienced damage to mooring equipment due to Hurricane Rita, expected to out of service +/- 30 days. Loss of hire insurance in effect from date of incident @ $169-171 per day (for this contract loss of hire anticipated to start effective 10/08/2005). Anticipate +/- seven days of downtime in 2Q 2006 and +/- seven days in 4Q 2006 for inspection.

# Noble Jim Thompson	Noble EVA 4000TM (T)	1984/1999	6,000’	TX — Signal shipyard	Shell	12/2005	174-176	One-year contract extension with Shell from 1/1/2006 @ $314-316. Rig experienced damage to mooring system due to Hurricane Katrina, expected to be out of service +/- 60 days. Loss of hire insurance in effect from date of incident @ $174-176 per day.

# Noble Amos Runner	Noble EVA 4000TM (T)	1982/1999	6,600’	Green Canyon 767	Kerr-McGee	1/2006	152-153	Contract commenced on 7/09/2005 for six months. Contract with Kerr-McGee commencing in 1/2006 for one year @ $196-198. Then one year @ $329-331. Rig experienced damage to the mooring system due to Hurricane Rita, expected to be out of service +/- 30 days. Loss of hire insurance in effect from date of incident @ $152-153 per day.

# Noble Max Smith	Noble EVA 4000TM (T)	1980/1999	6,000’	Under tow to shipyard	BHP	11/2005	154-155	Contract commenced 5/30/2005. Next to Amerada Hess @ $154-155. Contract with Amerada Hess for two years @ $304-306, commencing +/- 1/15/2006. Rig experienced damage to the mooring system, the starboard outboard column, crossover deck and main deck outboard of an anchor winch due to Hurricane Rita, expected to be out of service +/- 120 days. Loss of hire insurance in effect from date of incident initially @ $154-155 per day (for this contract loss of hire anticipated to start effective 10/07/2005).

# Noble Lorris Bouzigard	IPF Pentagone (T)	1975/2003	4,000’ **	Eugene Island 367	Mariner Energy	10/2005	74-76	Contract commenced on 10/02/2005 for one well. Mariner then has five additional wells with the first @ $104-106, the second @ $129-131 and the third and fourth @ $139-141. Rig then scheduled to enter shipyard for +/- 75 days on +/- 3/01/2006 for upgrade to 4,000’ water depth using aluminum alloy riser. Then fifth Mariner well at $129-131 to be followed by 15-month contract @ $172-173. Anticipate +/- seven days of downtime in 10/2005.

# Noble Therald Martin	IPF Pentagone (T)	1977/2003	4,000’	Ewing Banks 602				Chevron contract @ $72-73 completed on 9/23/2005. Rig experienced damage to mooring system due to Hurricane Rita, expected to be out service +/- 30 days from date of incident. Then to Kerr-McGee for two wells @ $104-106, plus two option wells @ $119-121. Received four-year term commitment from Petrobras @ $113-115 plus a 15% performance bonus. The Petrobras contract will commence following completion of the unit’s work for Kerr-McGee. Cost of mobilization paid for by Petrobras, with the unit on a moving rate of $108-109 during mobilization (limited to 60 days). Petrobras has the right of early termination in year three and four upon payment by Petrobras of a lump sum cancellation penalty amount depending on the date of termination.

# Noble Clyde Boudreaux	F&G 9500 Enhanced Pacesetter	1987/1999	10,000’	MS — Signal shipyard	Shipyard			Two-year contract for Shell to commence after upgrade in 1Q 2007 @ $209-211.

Submersibles (3)

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
# Noble Joe Alford	Pace 85	1982/1997	85’-C	East Cameron 79	Mariner Energy	10/2005	45-46	Rig experienced damage to the support members below the hull due to Hurricane Rita, expected to be out of service +/- 90 days. Next to Arena/ADTI for +/- 60 days @ $46-48. Rig scheduled for +/- 60 days of downtime in 2Q 2006 and +/- 60 days in 3Q 2006 for upgrades.

# Noble Lester Pettus	Pace 85	1982/1997	85’-C	MS — Signal shipyard				In shipyard until +/- 11/07/2005, then four wells for Petsec for +/- 130 days @ $54-55. Rig scheduled for +/- 60 days of downtime in 2Q 2006 for upgrades.

# Noble Fri Rodli	Transworld	1979/1998	70’-C	West Delta 49	LLOG	10/2005	44-46	Next to Mariner for one well on +/- 10/07/2005 @ $44-46, then +/- 80 days @ $55-56. Anticipate +/- seven days of downtime in 1Q 2006 and +/- three days in 4Q 2006.

(# ) Denotes change from previous report.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
International (48)
Mexico Jackups (8)

Noble Lewis Dugger	Levingston Class 111-C (T)	1977/1997	300’-IC	Bay of Campeche	Pemex	5/2007	64-65

Noble Gene Rosser	Levingston Class 111-C (T)	1977/1996	300’-IC	Bay of Campeche	Pemex	11/2006	66-68	Contract commenced 8/10/2005. Rig experienced 10 days of downtime in 3Q 2005 for spud can inspection.

# Noble Sam Noble	Levingston Class 111-C (T)	1982	300’-IC	Bay of Campeche	Pemex	9/2007	64-65	Contract commenced on 9/21/2005.

# Noble John Sandifer	Levingston Class 111-C (T)	1975/1995	300’-IC	Bay of Campeche	Pemex	6/2007	64-65	Anticipate +/- 10 days of downtime in 1Q 2006 for spud can inspection.

# Noble Johnnie Hoffman	BakMar BMC 300 IC (T) (Z)	1976/1993	300’-IC	Bay of Campeche	Pemex	7/2007	64-65	Contract commenced 7/15/2005. Anticipate +/- 10 days of downtime in 4Q 2005 for spud can inspection.

# Noble Leonard Jones	MLT Class 53-E.R.C. (T)	1972/1998	390’-IC	Bay of Campeche	Pemex	6/2007	70-71	Anticipate +/- eight days of downtime in 1Q 2006 for spud can inspection.

Noble Earl Frederickson	MLT Class 82-SD-C (T) (Z)	1979/1999	250’-IC	Bay of Campeche	Pemex	8/2006	39-40	Contract from Amerada Hess for +/- 20-month program in Equatorial Guinea to commence upon completion of the Pemex contract. Contract commencement in Equatorial Guinea anticipated to be +/- 11/15/2006. Dayrate is $73-75 with mobilization paid by operator.

# Noble Bill Jennings	MLT Class 84-E.R.C. (T)	1975/1997	390’-IC	Bay of Campeche	Pemex	7/2007	74-76	Contract commenced on 7/17/2005. Anticipate +/- eight days of downtime in 1Q 2006 for spud can inspection.

Brazil Semisubmersible (1)

# Noble Paul Wolff	Noble EVA 4000TM (T)	1981/1998	8,900’-DP	Brazil	Petrobras	12/2007	154-156	Rig experienced five days of downtime in 3Q 2005. Rig scheduled to be in shipyard for +/- 150 days commencing +/- 10/15/2005 for periodic special survey. We will receive 28 days of dayrate while in the shipyard. Dayrate increases $5,000 per day effective 1/01/2006 through 12/31/2006. Received a two-year contract extension with Petrobras through 12/31/2009 with a new dayrate of $209-211, plus a 15% performance bonus commencing upon upgrade of the unit to 10,000 foot water depth capability (estimated to be January 2007).

Brazil Drillships (3)

# Noble Leo Segerius	Gusto Engineering Pelican Class (T)	1981/2002	5,900’-DP	Brazil	Petrobras	6/2006	93-95	Rig experienced 45 days of downtime in 3Q 2005 for thruster repairs. Received a two-year contract extension with Petrobras through 7/01/2008 with the dayrate increasing on 1/01/2006 to $124-126, plus a 10% performance bonus. Anticipate +/- 60 days of downtime in 4Q 2006 for refurbishments and survey.

Noble Muravlenko	Gusto Engineering Pelican Class (T)	1982/1997	4,500’-DP	Brazil	Petrobras	2/2007	81-82	Received a two-year contract extension with Petrobras commencing 2/01/2007 through 2/01/2009 @ $119-121, plus a 15% performance bonus.

# Noble Roger Eason	Neddrill (T)	1977/2004	7,200’-DP	Brazil	Petrobras	4/2007	96-97	Rig experienced 19 days of downtime in 3Q 2005. Received a two-year contract extension with Petrobras from 4/13/2007 through 4/13/2009 @ $136-138, plus a 15% performance bonus.

(#) Denotes change from previous report.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
North Sea Jackups (8)
# Noble Al White	CFEM T-2005 C (T)	1982/1997	360’-IC	Netherlands	Wintershall	4/2006	89-91	Rig in shipyard from 7/18/2005 through 9/23/2005 for upgrade to 7,500 PSI mud system, then commenced Wintershall work for +/- 200 days @ $89-91. Then to RWE for additional two wells for +/- 100 days each @ $124-126, plus option @ same rate for +/- 400 days.

# Noble Byron Welliver	CFEM T-2005 C (T)	1982	300’-IC	Denmark	Maersk	9/2006	73-75	One-year extension from 9/03/2005 @ $73-75, plus one-year option @ $83-85.

Noble Kolskaya	Gusto Engineering (T)	1985/1997	330’-IC	Germany	Wintershall	10/2005	62-64	Contract commenced 7/01/2005, plus 60-day option well @ $64-66. LOI from Wintershall for 2006 @ $103-104.

# Noble George Sauvageau	NAM (T)	1981	250’-IC	Netherlands	Gaz de Franz	11/2005	58-59	Next 80-day well for Gaz de Franz to commence on +/- 11/01/2005 @ $97-98. Then to Shell in +/- 1/2006 for one year @ $105-107, plus six one-year options at mutually agreed rates.

# Noble Ronald Hoope	MSC/CJ46 (T)	1982	250’-IC	United Kingdom	Venture	12/2005	62-64	Venture has exercised the first of its two three-month options at $102-103. Contract with Gaz de Franz for 180 days @ $102-103 in direct continuation of the Venture contract, expected to commence +/- 6/01/2006.

# Noble Piet van Ede	MSC/CJ46 (T)	1982	250’-IC	Netherlands	Gaz de Franz	11/2005	53-55	14-month extension from 11/2005 @ $97-98.

# Noble Lynda Bossler	MSC/CJ46 (T) (Z)	1982	250’-IC	Netherlands	Burlington	10/2005	74-76	Rig being demobilized from Burlington location. Rig to then commence 115-day well for Wintershall on +/- 11/07/2005 @ $79-80, then an 80-day well @ $98-100, with options through 12/31/2006 @ $99-100.

# Noble Julie Robertson	Baker Marine Europe Class (T)	1981/2000	390’-IC***	United Kingdom	Caledonia EU	11/2005	65-67	Next to Gaz de Franz UK for 90 days @ $67-69 then back to Caledonia for 45 days at $67-69. Then to Venture for one well @ $65-67, then nine-month contract @ $109-110.

North Sea Semisubmersible (1)

# Noble Ton van Langeveld	Offshore SCP III Mark 2 (T)	1979/2000	1,500’	United Kingdom	Kerr-McGee	10/2005	84-86	Six-month extension @ $114-116. In negotiations regarding an additional extension of one year. Anticipate +/- 20 days of downtime in 3Q 2006 for upgrades and inspection.

West Africa Jackups (6)

# Noble Tommy Craighead	F&G L-780 MOD II-IC (T)	1982/1990	300’-IC	Nigeria	Addax	1/2006	47-49	Anticipate +/- five days of downtime in 1Q 2006 for spud can inpection and +/- seven days in 3Q 2006 for upgrades.

# Noble Percy Johns	F&G L-780 MOD II-IC (T)	1981/1995	300’-IC	Nigeria	ExxonMobil	3/2006	50-52	Rig experienced five days of downtime in 3Q 2005. Anticipate +/- five days of downtime in 1Q 2006 for spud can inspection and +/- 10 days in 1Q 2006 for upgrades.

Noble Roy Butler	F&G L-780 MOD II-IC (T)	1982/1996	300’-IC****	Nigeria	Chevron	5/2006	51-53

# Noble Ed Noble	MLT Class 82-SD-C (T)	1984/1990	250’-IC	Nigeria	ExxonMobil	9/2006	46-48	Anticipate +/- five days of downtime in 2Q 2006 for spud can inspection.

Noble Lloyd Noble	MLT Class 82-SD-C (T)	1983/1990	250’-IC	Nigeria	Chevron	5/2006	49-51	Anticipate +/- seven days of downtime in 4Q 2005 for spud can inspection.

# Noble Don Walker	BakMar BMC 150 IC (T)	1982/1992	150’-IC	Nigeria	Addax	10/2005	64-66	Next to Peak Well Management for one-well in Benin @ $73-75 to commence +/- 11/01/2005 for +/- 40 days. Received LOI from Chevron for +/- 21 days @ $67-69 in direct continuation of Peak. Then one well with MoniPulo @ $60-62. Received LOI from Shell for one year @ $82-84 expected to commence 2/2006. Anticipate +/- five days of downtime in 1Q 2006 for spud can inspection and +/- three days in 2Q 2006 for upgrades to BOP control system.

West Africa Semisubmersible (1)

Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter (T)	1985/2000	6,000’	Nigeria	ExxonMobil	6/2006	128-131

(# ) Denotes change from previous report.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
Arabian Gulf Jackups (14)

# Noble Kenneth Delaney	F&G L-780 MOD II-IC (T)	1983/1998	300’-IC	UAE (Abu Dhabi)	NDC	7/2006	50-51	Rig scheduled to be in the shipyard for +/- 30 days in 4Q 2005 and +/- 30 days in 1Q 2006 for refurbishments and inspection.

# Noble George McLeod	F&G L-780 MOD II-IC (T)	1981/1995	300’-IC	UAE (Abu Dhabi)	NDC	8/2006	50-51	Anticipate +/- 14 days of downtime for survey in 2Q 2006.

Noble Jimmy Puckett	F&G L-780 MOD II-IC (T)	1982/2002	300’-IC	Qatar	Ras Gas	5/2007	55-57

# Noble Harvey Duhaney (formerly Noble Crosco Panon)	Levingston Class 111-C (T)	1976/2001	300’-IC	Qatar	Total	2/2006	50-52	On 8/10/2005, exercised option in joint venture agreement and acquired the remaining 50% equity interest in entity that owns the rig for $32.1 million. Anticipate +/- 60 days in 1Q/2Q 2006 for upgrades and survey.

# Noble Gus Androes	Levingston Class 111-C (T)	1982/1996	300’-IC	UAE (Abu Dhabi)	Total ABK	12/2005	53-55	LOI from Total ABK for a six-month extension from 12/31/2005 @ $67-69. Anticipate +/- 14 days of downtime in 3Q 2006 for inspection.

Noble Chuck Syring	MLT Class 82-C (T)	1976/1996	250’-IC	Qatar	QatarGas III	3/2006	50-52	Anticipate +/- 60 days of downtime in 3Q 2006 for upgrades and survey.

# Noble Charles Copeland	MLT Class 82-SD-C (T)	1979/2001	250’-IC	Qatar	Shipyard			Completed Ras Gas well @ $56-58 on 10/07/2005, then entered shipyard for +/- 45 days. Then a +/- 190-day contract with Ras Gas @ $70-72.

Noble Roy Rhodes	MLT 116-C (T)	1979	300’-IC****	UAE (Dubai)	DPC	1/2006	51-53	Received a one-year contract extension through 1/2007 @ $67-69.

# Noble Dhabi II	Baker Marine-150 (T)	1982	150’-IC	UAE (Abu Dhabi)	ADOC	7/2006	39-40	Anticipate 80 days of downtime in 2Q/3Q 2006 for upgrades and survey.

# Noble Gene House	Modec 300-C (T)	1981/2004	300’-IC	Qatar	Dolphin Energy	2/2007	59-60

# Noble Dick Favor	BakMar BMC 150 IC (T)	1982/2005	150’-IC	UAE (Abu Dhabi)	Bunduq	3/2006	51-52

# Noble Cees van Diemen	Modec 300-C (T)	1981/2004	300’-IC	Qatar	Ras Gas	11/2007	54-56

# Noble David Tinsley	Modec 300-C (T)	1981/2004	300’-IC	Qatar	Ras Gas	10/2006	54-56	Anticipate +/- 14 days of downtime in 4Q 2006 for survey.

# Noble Mark Burns	Levingston Class 111-C (T)	1980/2005	300’-IC	Qatar	Ras Gas	1/2007	60-61	Following completion of rig’s upgrade/refurbishment project, commenced 475-day contract for Ras Gas on 8/23/2005 @ $60-61.

Mediterranean Jackup (1)

# Noble Carl Norberg	MLT Class 82-C (T)	1976/1996	250’-IC	Croatia	CROSCO / INAgip	3/2006	48-50	Bareboat chartered for contract to operator. Six-month extension of the bareboat charter from 9/16/2005 @ $48-50, then three-months @ $56-57.

India Jackups (2)

# Noble Ed Holt	Levingston Class 111-C (T)	1981/1994	300’-IC	India	ONGC	3/2006	48-49	Anticipate +/- 60 days of downtime in 1Q 2006 for survey and upgrades.

# Noble Charlie Yester	MLT 116-C (T)	1979	300’-IC	India	ONGC	12/2006	50-51	Operations recommenced on 8/10/2005 after evacuation of the rig as a result of a fire on ONGC’s BHN platform offshore India. Additional operating costs associated with the incident are anticipated to be +/- $2.5 million. Anticipate +/- 14 days of downtime in 4Q 2005 for survey.

Far East Semisubmersibles (3)

Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986	10,000’	Dalian, China	Shipyard			Received a five-year contract with Petrobras @ $219-220, plus 15% bonus. Commencement of operations in Brazil is scheduled for 30 months after contract signing, estimated to be +/- 2Q 2008. Mobilization cost paid for by Petrobras, with the unit on a moving rate of $208-210 during mobilization (limited to 75 days). Total capital expenditures are estimated to be +/- $375 million.

Bingo 9000 — Rig 3	Trosvik Bingo 9000	1999	10,000’ *****	Dalian, China	Shipyard			Baredeck hull.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
Bingo 9000 — Rig 4	Trosvik Bingo 9000	1999	10,000’ *****	Dalian, China	Shipyard			Baredeck hull.

(#)	Denotes change from previous report.

(T)	Denotes Top Drive.

(Z)	Denotes Zero Discharge.

(*)	Terms of contract confidential per agreement with operator.

(**)	Rig to be upgraded to 4,000’ utilizing aluminum alloy riser.

(***)	Leg extensions fabricated to enable the rig to operate in up to 390’ of water in a non-harsh environment.

(****)	The rig is currently equipped to operate in 250’ of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300’ of water.

(*****)	Baredeck hull constructed as capable to operate in 10,000’ of water.